RIDGEWORTH FUNDS
Supplement dated September 1, 2011 to the
Prospectus dated August 1, 2011 (as revised September 1, 2011)
RidgeWorth Investment Grade Bond Fund (A, R, & I Shares)
This Supplement contains an important notice regarding the RidgeWorth Investment Grade Bond Fund and should be read in conjunction with that Fund’s Prospectus. Please note, this supplement will no longer apply after September 30, 2011 and should be removed at that time.
On September 30, 2011, the RidgeWorth Investment Grade Bond Fund (the “Fund”) will change its name to the “RidgeWorth Core Bond Fund”. The name change, along with other changes to the Fund are already reflected in the current Prospectus. As such, the below information remains in place until September 30, 2011.
1.	The paragraph under the section entitled “Summary Section—Investment Objective” on page 1 of the Prospectus is hereby deleted in its entirety and replaced with the following:
The Investment Grade Bond Fund (the “Fund”) seeks high total return through current income and capital appreciation, while preserving the principal amount invested.
2.	The Annual Fund Operating Expenses and Example tables under the section entitled “Summary Section—Fees and Expenses of the Fund” on page 1 of the Prospectus are hereby deleted in their entirety and replaced with the following:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	A Shares	R Shares	I Shares
Management Fees	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.30%	0.50%	None
Other Expenses	0.07%	0.20%	0.10%

Total Annual Fund Operating Expenses	0.87%	1.20%	0.60%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

A Shares	$560	$740	$935	$1,501
R Shares	$122	$381	$661	$1,460
I Shares	$61	$192	$336	$753

3.	The paragraphs under the section entitled “Summary Section—Principal Investment Strategies” beginning on page 1 of the Prospectus are hereby deleted in their entirety and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities rated investment grade by at least one national securities rating agency or unrated securities that the Fund’s Subadviser, Seix Investment Advisors LLC (“Seix” or the “Subadviser”), believes are of comparable quality. The Subadviser focuses on corporate debt securities, U.S. Treasury obligations, mortgage-backed securities and other asset-backed securities. The Fund may invest in debt obligations of U.S. and non U.S. issuers. The Fund’s investment in non-U.S. issuers may at times be significant. The Fund may invest up to 20% of its net assets in below investment grade, high yield debt obligations, including emerging market debt and floating rate loans. The Fund may also invest a portion of its assets in securities that are restricted as to resale.
The Subadviser attempts to identify relatively inexpensive securities in a selected market index, which is currently the Barclays Capital U.S. Government/Credit Bond Index, a widely recognized, unmanaged index of investment grade government and corporate debt securities. In selecting investments for purchase and sale, the Subadviser tries to minimize risk while attempting to outperform selected market indices. The Subadviser seeks to invest more in portions of the Index that seem relatively inexpensive, and less in those that seem expensive. The Subadviser allocates the Fund’s investments among various market sectors based on the Subadviser’s analysis of historical data, yield information and credit ratings.
In addition, to implement its investment strategy, the Fund may buy or sell derivative instruments (such as foreign currency forward contracts, swaps, including credit default swaps, futures, credit linked notes, options, inverse floaters and warrants) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or credit risks. The Fund may count the value of certain derivatives with investment grade fixed income characteristics towards its policy to invest, under normal circumstances, at least 80% of its net assets in investment grade fixed income securities.
4.	The following risks are added under the section entitled “Summary Section-Principal Investment Risks” beginning on page 2 of the Prospectus:
Below Investment Grade Securities Risk: Securities that are rated below investment grade (sometimes referred to as “junk bonds”), including those bonds rated lower than “BBB-” by Standard and Poor’s and Fitch, Inc. or “Baa3” by Moody’s Investors Services, Inc.), or that are unrated but judged by the Subadviser to be of comparable quality, at the time of purchase, involve greater risk of default and are more volatile than investment grade securities. Below investment grade securities may also be less liquid than higher quality securities, and may cause income and principal losses for the Fund.
Derivatives Risk: In the course of pursuing its investment strategies, the Fund may invest in certain types of derivatives including swaps, foreign currency forward contracts and futures. The Fund is exposed to additional volatility and potential loss with these investments. Losses in these investments may exceed the Fund’s initial investment. Derivatives may be difficult to value, may become illiquid and may not correlate perfectly with the overall securities market.
Floating Rate Loan Risk: The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans generally are subject to contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. During periods of infrequent trading, valuing a floating rate loan can be more difficult; and buying and selling a floating rate loan at an acceptable price can also be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.
Foreign Currency Forward Contracts Risk: The technique of purchasing foreign currency forward contracts to obtain exposure to currencies or manage currency risk may not be effective. In addition, currency markets generally are not as regulated as securities markets.
Futures Contract Risk: The risks associated with futures include: the Subadviser’s ability to manage these instruments, the potential inability to terminate or sell a position, the lack of a liquid secondary market for the Fund’s position and the risk that the counterparty to the transaction will not meet its obligations.
Leverage Risk: Certain transactions and the use of derivatives such as foreign currency forward contracts, swaps and futures may create leveraging risk. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.
Swap Risk: The Fund may enter into swap agreements, including credit default and interest rate swaps, for purposes of attempting to gain exposure to a particular asset without actually purchasing that asset or to hedge a position. Credit default swaps may increase or decrease the Fund’s exposure to credit risk and could result in losses if the Subadviser does not correctly evaluate the creditworthiness of the entity on which the credit default swap is based. Swap agreements may also subject the Fund to the risk that the counterparty to the transaction may not meet its obligations.
5.	The following sentence is added to the end of the paragraph under the section entitled “Summary Section—Portfolio Management” on page 4 of the Prospectus for the Investment Grade Bond Fund:
Mr. Seth Antiles, Ph.D., Managing Director and Portfolio Manager, has been a member of the management team for the Fund since 2005.

6.	The fifth sentence in the sixth paragraph under the section entitled “Management—Intermediate Bond Fund, Investment Grade Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, Total Return Bond Fund and U.S. Government Securities Fund (collectively, the “Investment Grade Funds”),” on page 84 is hereby deleted and replaced with the following:
Mr. Antiles has co-managed the Intermediate Bond Fund and the Investment Grade Bond Fund since 2005, the Total Return Bond Fund since 2007, the Limited Duration Fund, the Limited-Term Federal Mortgage Securities Fund, and the U.S. Government Securities Fund since 2009.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
RFSP-143

RIDGEWORTH FUNDS
Supplement dated September 1, 2011 to the
Statement of Additional Information (“SAI”),
dated August 1, 2011 (as revised September 1, 2011)
for the
RidgeWorth Investment Grade Bond Fund
The information in this Supplement updates information in, and should be read in conjunction with, the SAI.
1.	Until September 30, 2011, all references in the SAI to the RidgeWorth Core Bond Fund are hereby deleted and replaced with the “RidgeWorth Investment Grade Bond Fund.”

2.	Until October 1, 2011, the advisory fee under the section entitled “The Adviser—Advisory Fees paid to the Adviser” on page 31 of the SAI for the RidgeWorth Investment Grade Bond Fund will be “0.50%” of the Fund’s average daily net assets.

3.	Until September 30, 2011, Seth Antiles, Ph.D. will be a portfolio manager for the RidgeWorth Investment Grade Bond Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
RFSP-144